                                  EXHIBIT 99.2

EQUITY ONE 2004-4 FINAL STRUCTURE - BREAKEVEN ANALYSIS, CLASSES - AF4 & AF5

Balance                                               $61,300,000.00              Delay                             24
Coupon                                                4.628                       Dated                             9/1/2004
Settle                                                9/29/2004                   First Payment                     10/25/2004

Price                                                              AF-4 BREAKEVEN                    AF-5 BREAKEVEN

                                                  WAL                        3.69                              5.88
                                  Principal Writedown                       0.01%                             0.01%
                   Total Collat Loss (Collat Maturity)                     33.74%                            25.67%
            Total Collat Liquidation (Collat Maturity)                     66.62%                            50.66%

                                            LIBOR_1MO                         Fwd                               Fwd
                                            LIBOR_6MO                         Fwd                               Fwd
                                               Prepay                     100 PPC                           100 PPC
                                           No Prepays
                                Lockout and Penalties           Include Penalties                 Include Penalties
                               Prepay Penalty Haircut                           0                                 0
                                              DEFAULT                  38.346 CDR                        22.259 CDR
                                        Loss Severity                         50%                               50%
                                    Servicer Advances                        100%                              100%
                                      Liquidation Lag                          12                                12
                                             Triggers                        PASS                              PASS
                                  Optional Redemption                     Call (N)                          Call (N)